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                                                                   EXHIBIT 10.15

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT, dated as August 15, 2001, and to become effective in accordance with the provisions set forth below, from SRA INTERNATIONAL, INC., a Delaware corporation (the "Company"), SYSTEMS RESEARCH
                                                  -------
AND APPLICATIONS CORPORATION, a Delaware corporation ("SRA"), SRA TECHNICAL
                                                       ---
SERVICES CENTER, INC., a Delaware corporation ("STSC"), and each other
                                                ----
Subsidiary (as defined below) that becomes a party to this Agreement in accordance with the provisions set forth in the Loan Agreement, as such term is defined below (together with the Company, SRA, STSC, collectively, the "Borrowers", and individually, a "Borrower"), in favor of SUNTRUST BANK, a
 ---------                        --------
Georgia banking corporation (the "Lender"), recites and provides as follows:
                                  ------

                                    RECITALS
                                    --------

         A. Lender has entered into a Loan Agreement of even date herewith (as amended, modified or supplemented from time to time, the "Loan Agreement") with
                                                          --------------
Borrowers.

         B. It is a condition precedent to the making of the Loans and the issuance of Letters of Credit by Lender under the Loan Agreement that Borrowers shall grant the security interest contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the Loans and to issue Letters of Credit under the Loan Agreement, each Borrower hereby represents, warrants, covenants and agrees as follows:

         SECTION 1. Definitions. All capitalized terms used herein without
                    -----------
definitions shall have the respective meanings provided therefor in the Loan Agreement. The term "State", as used herein, means the Commonwealth of Virginia. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 8.9A of the Uniform Commercial Code of the State. In addition, as used in this Agreement, the following terms shall have the meanings assigned to them below, which meanings shall be equally applicable to the singular and plural forms of the terms defined.

         "Accounts Receivable" means, collectively, and includes all of the
          -------------------
following, whether now owned or hereafter acquired by a Borrower: all property included within the definitions of "accounts," "chattel paper," "documents" and "instruments" and "payment intangibles" set forth in the UCC.

         "Collateral" means the following properties, assets and rights of each
          ----------
Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof: all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supposing obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles (including all payment intangibles and Intellectual Property).

         "UCC" means the Uniform Commercial Code as adopted in the State, and
          ---
all amendments thereto.

         SECTION 2. Grant of Security. Each Borrower hereby assigns and pledges
                    -----------------
to Lender, and hereby grants to Lender a security interest in all of such Borrower's right, title and interest in and to the Collateral, whether now owned or hereafter acquired by such Borrower, including all proceeds of any and all of the foregoing or hereinafter-described Collateral (including, without limitation, proceeds that constitute property of the types described herein) and, to the extent not otherwise included, all policies of insurance on any property of such Borrower and all payments and proceeds under any such insurance (whether or not Lender is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral; all cash; all books of account and records, including all computer software relating thereto; provided that the foregoing assignment, pledge and grant shall not attach to the Collateral unless and until a Security Event shall occur under the Loan Agreement.

         SECTION 3. Security for Obligations. This Agreement secures the payment
                    ------------------------
of all Obligations of each Borrower now or hereafter existing or arising. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by each Borrower to Lender under the Loan Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Borrower.

         SECTION 4. Borrowers Remain Liable. Anything herein to the contrary
                    -----------------------
notwithstanding, (a) each Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release any of Borrowers from any of their respective duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform

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any of the obligations or duties of any of Borrowers thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 5. Representations and Warranties. Each Borrower represents
                    ------------------------------
and warrants as follows:

                  (a) All items of equipment and inventory of Borrower are located at the places specified in Schedule 1 hereto. During the five years
                                   ----------
immediately preceding the date of this Agreement, neither Borrower nor any predecessor of Borrower has used any corporate or fictitious name other than its current corporate name. Borrower has no trade names. The chief executive office and mailing address of each Borrower is 4300 Fair Lakes Court, Fairfax, Virginia 22033. Each Borrower's exact legal name is that indicated on the signature pages hereof. Each Borrower is an organization of the type, and is organized in the jurisdiction set forth herein. The signature pages hereof accurately set forth each Borrower's organizational identification number or accurately states that it has none.

                  (b) Borrower is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement or liens or other encumbrances permitted by the Loan Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender relating to this Agreement or otherwise permitted by the Loan Agreement.

                  (c) Borrower has exclusive possession and control of the Collateral.

                  (d) This Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations and, when properly perfected, shall constitute a valid perfected security interest in such Collateral, free and clear of all Liens except as permitted by the Loan Agreement.

                  (e) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, other than the filing of UCC-1 financing statements in the applicable filing offices and such documentation as is required to comply with the Assignment of Claims Act, is required (1) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower, or (2) for the exercise by Lender of its rights and remedies hereunder. No consent of any other person or entity and no authorization or approval by any governmental authority or regulatory body is required for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest).

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                  (f) The inventory of each Borrower has been produced by
Borrower in compliance with all requirements of the Fair Labor Standards Act.

                  (g) Borrower represents and warrants as to each and every Account Receivable now existing that: (1) it is a bona fide existing obligation, valid and enforceable against the Customer, (2) it is subject to no dispute, defense or offset except as disclosed in writing to Lender; (3) all instruments, chattel paper and other evidences of indebtedness issued to Borrower with respect to any Account Receivable have been delivered to Lender, and, together with all supporting documents delivered to Lender, are genuine, complete, valid and enforceable in accordance with their terms; (4) it is not subject to any discount, allowance or special terms of payment except as permitted hereby or by the Loan Agreement or as disclosed in writing to Lender; and (5) it is not and shall not be subject to any prohibition or limitation upon assignment. Borrower covenants and agrees that each Account Receivable arising after the date of this Agreement will be in conformance with the foregoing representations.

         SECTION 6. Further Assurances. Each Borrower agrees as follows:
                    ------------------

                  (a) Each Borrower hereby irrevocably authorizes the Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (1) indicate the Collateral (i) as all assets of Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9A of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (2) contain any other information required by part 5 of
Article 9A of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Borrower agrees to furnish any such information to the Lender promptly upon request. Each Borrower also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

                  (b) Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other information and reports in connection with the Collateral as Lender reasonably may request, all in form and substance satisfactory to Lender.

                  (c) Without providing at least 30 days prior written notice to Lender, Borrower will not change its name, its type of organization, jurisdiction of organization or other legal structure, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one. If Borrower does not have an

                                       4

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organizational identification number and later obtains one, Borrower shall forthwith notify Lender of such organizational identification number.

         SECTION 7. Other Actions. Further to insure the attachment, perfection
                    -------------
and first priority of, and the ability of Lender to enforce, Lender's security interest in the Collateral, each Borrower agrees, in each case at Borrower's own expense, to take the following actions with respect to the following Collateral:

                  (a) If Borrower shall at any time hold or acquire any promissory notes or tangible chattel paper, Borrower shall forthwith endorse, assign and deliver the same to Lender, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify.

                  (b) For each deposit account that Borrower at any time opens or maintains, Borrower shall, at Lender's request and option, pursuant to an agreement in form and substance satisfactory to Lender, either (1) cause the depositary bank to agree to comply at any time with instructions from Lender to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Borrower, or (2) arrange for Lender to become the customer of the depositary bank with respect to the deposit account, with Borrower being permitted, only with the consent of Lender, to exercise rights to withdraw funds from such deposit account. Lender agrees with Borrower that Lender shall not give any such instructions or withhold any withdrawal rights from Borrower, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to (i) any deposit account for which Borrower, the depositary bank and Lender have entered into a cash collateral agreement specially negotiated among Borrower, the depositary bank and Lender for the specific purpose set forth therein, (ii) deposit accounts for which Lender is the depositary and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower's salaried employees.

                  (c) If Borrower shall at any time hold or acquire any certificated securities, Borrower shall forthwith endorse, assign and deliver the same to Lender, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify. If any securities now or hereafter acquired by Borrower are uncertificated and are issued to Borrower or its nominee directly by the issuer thereof, Borrower shall immediately notify Lender thereof and, at Lender's request and option, pursuant to an agreement in form and substance satisfactory to Lender, either (1) cause the issuer to agree to comply with instructions from Lender as to such securities, without further consent of Borrower or such nominee, or (2) arrange for Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by Borrower are held by Borrower or its nominee through a securities intermediary or commodity intermediary, Borrower shall immediately notify Lender thereof and, at Lender's request and option, pursuant to an agreement in form and substance satisfactory to Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Lender to such commodity intermediary, in each case without further consent of Borrower or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for Lender to become the entitlement holder with respect to such investment property, with Borrower being permitted, only with the consent of Lender, to exercise rights to withdraw or otherwise deal with such investment property. Lender agrees with Borrower that Lender shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by Borrower, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which Lender is the securities intermediary.

                  (d) If any goods are at any time in the possession of a bailee, Borrower shall promptly notify Lender thereof and, if requested by Lender, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Lender, that the bailee holds such Collateral for the benefit of Lender and shall act upon the instructions of Lender, without the further consent of Borrower. Lender agrees with Borrower that Lender shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Borrower with respect to the bailee.

                  (e) If Borrower at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in (s)l6 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Borrower shall promptly notify Lender thereof and, at the request of Lender, shall take such action as Lender may reasonably request to vest in Lender control, under (s)9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, (s)16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Lender agrees with Borrower that Lender will arrange, pursuant to procedures satisfactory to Lender and so long as such procedures will not result in Lender's loss of control, for Borrower to make alterations to the electronic chattel paper or transferable record permitted under UCC (s)9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or (s)16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an

                                       6

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Event of Default has occurred and is continuing or would occur after taking into account any action by Borrower with respect to such electronic chattel paper or transferable record.

                  (f) If Borrower is at any time a beneficiary under a letter of credit now or hereafter issued in favor of Borrower, Borrower shall promptly notify Lender thereof and, at the request and option of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender, either
(1) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit or (2) arrange for Lender to become the transferee beneficiary of the letter of credit, with Lender agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied to the payment of the Obligations.

                  (g) If Borrower shall at any time hold or acquire a commercial tort claim, Borrower shall immediately notify Lender in a writing signed by Borrower of the brief details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Lender.

                  (h) Borrower further agrees to take any other action reasonably requested by Lender to insure the attachment, perfection and first priority of, and the ability of Lender to enforce, Lender's security interest in any and all of the Collateral including, without limitation, (1) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that Borrower's signature thereon is required therefor, (2) causing Lenders name to be noted as Lender on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Lender to enforce, Lender's security interest in such Collateral, (3) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Lender to enforce, Lender's security interest in such Collateral, (4) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (5) obtaining waivers from mortgagees and landlords in form and substance satisfactory to Lender and
(6) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

         SECTION 8. Covenants Concerning Collateral, Etc. Each Borrower further
                    ------------------------------------
 covenants with Lender as follows:

                  (a) The Collateral, to the extent not delivered to Lender pursuant to this Agreement, will be kept at those locations listed on Schedule 1
                                                                      ----------
attached hereto and Borrower

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

will not remove the Collateral from such locations, without providing at least 30 days prior written notice to Lender.

                  (b) Except for the security interest herein granted and Liens permitted by the Loan Agreement, Borrower shall be the owner of or have other rights in the Collateral free from any Lien, security interest or other encumbrance, and Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Lender.

                  (c) Borrower shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than Lender except for Liens permitted by the Loan Agreement.

                  (d) Borrower will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon.

                  (e) As provided in the Loan Agreement, Borrower will permit Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located.

                  (f) Borrower will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement.

                  (g) Borrower will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

                  (h) Borrower will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for
(1) sales and leases of inventory and licenses of general intangibles in the ordinary course of business and (2) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices, and dispositions permitted by the Loan Agreement.

         SECTION 9. Insurance. Each Borrower agrees as follows:
                    ---------

                  (a) Borrower shall, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Lender from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of Lender and Borrower as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to Lender. Each such policy shall in addition (1) name Borrower and Lender as insured parties thereunder (without any representation or warranty by or obligation upon Lender) as their interests may appear, (2) contain the agreement by the insurer that any loss thereunder shall be payable to Lender notwithstanding any action, inaction or breach of representation or warranty by Borrower, (3) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect thereto, and (4) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to Lender by the insurer. Borrower shall, if so requested by Lender, deliver to Lender original or duplicate policies of such insurance, together with such endorsements as may be required by Lender, and, as often as Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Borrower shall, at the request of Lender, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 6 and cause the insurers to acknowledge notice of such assignment.

                  (b) Reimbursement under any liability insurance maintained by Borrower pursuant to this Section 9 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Collateral when Section 8(c) is not applicable, Borrower shall make or cause to be made the necessary repairs to or replacements of such Collateral, and any proceeds of insurance maintained by Borrower pursuant to this Section 9 shall be paid to Borrower as reimbursement for the costs of such repairs or replacements.

                  (c) Upon (1) the occurrence and during the continuance of any Event of Default, or (2) the actual or constructive total loss (in excess of $50,000 per occurrence) of any Collateral, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Lender as specified in Section 16(b).

         SECTION 10. As to Accounts Receivable and General Intangibles. Each
                     -------------------------------------------------
 Borrower agrees as follows:

                  (a) Borrower shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts Receivable and the General Intangibles at 4300 Fair Lakes Court, Fairfax, Virginia 22033 or, upon 45 days' prior written notice to Lender, at any other location in a jurisdiction where all actions required by Section 6, shall have been taken with respect to the Accounts Receivable. Borrower will hold and preserve such records and will permit representatives of Lender at any time during normal business hours to inspect and make abstracts from such records.

                  (b) Borrower shall immediately notify Lender of (1) any dispute in excess of $1,000,000 with a Customer, and (2) the bankruptcy, insolvency, receivership, assignment for the benefit of creditors or suspension of business of any such Customer of which Borrower has knowledge. Borrower shall not compromise or discount any Account Receivable without the prior written consent of Lender except for (i) ordinary trade discounts or allowances for prompt payment, and (ii) prior to the occurrence of a Default or an Event of Default, such compromises or discounts that, after giving effect thereto, will not cause 85% of the Borrowing Base to be less than the unpaid principal balance of Funded Debt then outstanding.

                  (c) If required by Lender, upon the occurrence of a Default or an Event of Default, Borrower shall establish a lockbox for the account of Borrower with Lender and shall direct all Customers to make payments on Accounts Receivable to such lockbox by printing such direction on all invoices given to Customers. Borrower also shall remit to such lockbox all payments on Accounts Receivable received by Borrower, all such payments to be received in trust for the benefit of Lender hereunder, and shall be segregated from other funds of Borrower. Such payments shall be remitted or delivered to such lockbox in their original form on the day of receipt. All notes, checks and other instruments so received by Borrower shall be duly endorsed to the order of Lender. The payments remitted to the lockbox shall be credited to a cash collateral account maintained by Lender in the name of Borrower over which Lender shall have the exclusive power of withdrawal. After final collection, funds credited to the cash collateral account shall be retained in the cash collateral account and be held as security for the Obligations, and funds in the cash collateral account may be applied to the Obligations by Lender from time to time, whether or not such Obligations are then due.

                  (d) Except as otherwise provided in Section 10 (c) or this
Section 10(d), Borrower shall continue to collect, at its own expense, all amounts due or to become due to Borrower under the Accounts Receivable. In connection with such collections, Borrower may take (and, at Lender's direction, shall take) such action as Borrower or Lender may deem necessary or advisable to enforce collection of the Accounts Receivable; provided, however, that Lender
                                               -----------------
shall have the right, upon the occurrence and during the continuance of any Event of Default, and upon written notice to Borrower of its intention to do so, to notify Customers of the assignment of the applicable Accounts Receivable to Lender and, at the expense of Borrower, to enforce collection of any such Accounts Receivable, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Borrower might have done. After receipt by Borrower of the notice from Lender referred to in the proviso to the preceding sentence, Borrower shall not adjust, settle or compromise the amount or payment of any Account Receivable, release any Customer wholly or partly with respect thereto, or allow any credit or discount thereon.

                  (e) Upon the occurrence of a Default or an Event of Default, Lender shall have the right, to facilitate direct collection, to take over Borrower's post office boxes or make other arrangements, with which Borrower shall cooperate, to receive Borrower's mail.

                  (f) After the occurrence of an Event of Default, Borrower shall execute all other agreements, instruments and documents and shall perform all further acts that Lender may require with respect to Accounts Receivable owing by the Government to ensure compliance with the Assignment of Claims Act.

         SECTION 11. Defense of Collateral. Each Borrower, at its expense, shall
                     ---------------------
defend the Collateral against any claims or demands adverse to the Security Party's security interest granted hereunder and shall promptly pay, when due, all taxes or assessments levied against such Borrower on the Collateral.

         SECTION 12. Lender Appointed Attorney-in-Fact. Each Borrower hereby
                     ---------------------------------
irrevocably appoints Lender as such Borrower's attorney-in-fact (such power being coupled with an interest), with full authority in the place and stead of such Borrower and in the name of such Borrower or otherwise, from time to time in Lender's discretion, to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Borrower under Section 10), including, without limitation:

                  (a) To obtain and adjust insurance required to be paid to Lender pursuant to Section 9;

                  (b) To ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

                  (c) To receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith; and

                  (d) To file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of such Borrower or Lender with respect to any of the Collateral.

         SECTION 13. Lender May Perform. If any Borrower fails to perform any
                     ------------------
covenant or agreement contained herein, Lender may itself perform, or cause performance of, such covenant or agreement, and the expenses of Lender incurred in connection therewith, together with interest thereon at the highest per annum interest rate in effect under the Loan Agreement plus 3.0%, shall be payable by such Borrower to Lender on demand and shall constitute Obligations.

         SECTION 14. Lender's Duties. The powers conferred on Lender hereunder
                     ---------------
are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Lender accords its own property.

         SECTION 15. Remedies. If any Event of Default shall have occurred and
                     --------
be continuing:

                  (a) Lender may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Lender on default under the UCC (to the extent that the UCC applies to the affected Collateral), and also may (1) require any Borrower to, and such Borrower hereby agrees that it shall, at such Borrower's expense and upon request of Lender, forthwith assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties, and (2) without notice except as specified below, sell the Collateral or any part thereof, whether in its then-condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, at any time or place, in one or more parcels, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. At any such sale Lender may be the purchaser, subject to the applicable provisions of the UCC.

                  (b) Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for, and then or at any time thereafter be applied (after payment of any amounts payable to Lender pursuant to Section
17) in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect. Any deficiency shall be paid to Lender by any Borrower forthwith upon demand, and any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to such Borrower or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) Each Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Borrower acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale per se shall not be deemed to have been made in a commercially unreasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.

         SECTION 16. Private Sale. Lender shall incur no liability as a result
                     ------------
of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 16(c) hereof conducted in a commercially reasonable manner. Each Borrower hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree so long as such private sale was conducted in a commercially reasonable manner.

         SECTION 17. Indemnity and Expenses. Each Borrower agrees as follows:
                     ----------------------

                  (a) Borrower agrees to indemnify Lender from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

                  (b) Borrower shall pay to Lender, upon demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Lender may incur in connection with (1) the administration of this Agreement, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (3) the exercise or enforcement of any of the rights of Lender hereunder, or (4) the failure by Borrower to perform or observe any of the provisions hereof.

                  (c) In any suit, proceeding or action brought by Lender relating to the Collateral, Borrower will save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against and only against Borrower and shall not be enforceable against Lender.

                  (d) The provisions of this Section 17 shall survive the termination of this Agreement and the repayment of the Notes and all other Obligations in full.

         SECTION 18. Security Interest Absolute. All rights of Lender and
                     --------------------------
security interests hereunder, and all obligations of each Borrower hereunder, shall be absolute and unconditional, irrespective of:

                  (a) Any lack of validity or enforceability of the Loan Agreement, the Notes or any other Loan Document;

                  (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, the Notes or any other Loan Document, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

                  (c) Any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of, consent to or departure from any guaranty, for all or any of the Obligations;

                  (d) Any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of any Borrower or any of its Subsidiaries;

                  (e) Any change, restructuring or termination of the corporate structure or existence of any Borrower or any of its Subsidiaries; or

                  (f) Any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or a third party grantor of a security interest.

         SECTION 19. Waivers.
                     -------

                  (a) EACH BORROWER, HAVING KNOWLEDGE THAT IT MAY BE ENTITLED TO NOTICE AND A HEARING PRIOR TO REPOSSESSION OF THE COLLATERAL, WAIVES ANY RIGHT THAT IT MAY HAVE UNDER EXISTING OR FUTURE LAW TO NOTICE OF FORECLOSURE (OTHER THAN NOTICES REQUIRED BY THIS AGREEMENT) AND ANY OTHER ACT DESCRIBED HEREIN OR IN ANY LOAN DOCUMENT, TO ANY HEARING THAT MAY BE HELD RELATING TO FORECLOSURE OR ANY OTHER SUCH ACTS, AND TO ANY NOTICE THAT MAY BE REQUIRED TO BE GIVEN BY LENDER PRIOR TO SUCH HEARING.

                  (b) Each Borrower waives any right to insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent, hinder or delay the enforcement of the provisions of this Agreement or any Loan Document or any rights or remedies Lender may have hereunder or thereunder or at law or in equity.

         SECTION 20. Amendments, etc. No amendment or waiver of any provision
                     ---------------
hereof, and no consent to any departure by any Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 21. Addresses for Notices. All notices and other communications
                     ---------------------
provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled, delivered by hand or sent, prepaid, by Federal Express (or a comparable overnight delivery service) to any Borrower and Lender at their respective addresses specified in the Loan Agreement, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. Any such notice or other communication, when mailed, telecopied, telegraphed, telexed, cabled, delivered by hand or sent overnight, shall be effective on the earliest of (a) the date it is actually received or telecopied, telexed (confirmed by telex answerback), or delivered by hand, (b) the Business Day after the day on which it is properly delivered to a telegraph or cable company or to Federal Express (or a comparable overnight delivery service), as applicable, or (c) the third Business Day after the day on which it is deposited in the United States mail.

         SECTION 22. Continuing Security Interest. This Agreement shall create a
                     ----------------------------
continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (1) the payment in full of the Obligations, and (2) the expiration or termination of Lender's commitment to make the Loans and issue Letters of Credit, (b) be binding upon Borrowers, their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Lender and its successors, transferees and assigns. Upon the later of the payment in full of the Obligations and the expiration or termination of the commitments to make the Loans and issue Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrowers. Upon any such termination, Lender, at Borrowers' expense, shall execute and deliver to Borrowers such documents as Borrowers shall reasonably request to evidence such termination.

         SECTION 23. Governing Law; Terms; Jury Trial Waiver. This Agreement
                     ---------------------------------------
shall be governed by and construed in accordance with the laws of the State, without reference to conflict of laws principles. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the UCC are used herein as therein defined. EACH BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO THIS AGREEMENT OR THE ENFORCEMENT OR COLLECTION OF THE OBLIGATIONS.

                          SIGNATURES ON FOLLOWING PAGE

         IN WITNESS WHEREOF, Borrowers have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 SRA INTERNATIONAL, INC.,
                                 a Delaware corporation



                                 By: /s/ Stephen C. Hughes
                                     -------------------------------
                                 Name: Stephen C. Hughes
                                       -----------------------------
                                 Title: SVP, CFO
                                       -----------------------------
                                 Organizational No.:________________



                                 SYSTEMS RESEARCH AND APPLICATIONS CORPORATION, a Delaware corporation



                                 By: /s/ Stephen C. Hughes
                                     -------------------------------
                                 Name: Stephen C. Hughes
                                       -----------------------------
                                 Title: SVP, CFO
                                       -----------------------------
                                 Organizational No.:________________



                                 SRA TECHNICAL SERVICES CENTER, INC.,
                                 a Delaware corporation



                                 By: /s/ Stephen C. Hughes
                                     -------------------------------
                                 Name: Stephen C. Hughes
                                       -----------------------------
                                 Title: SVP, CFO
                                       -----------------------------
                                 Organizational No.:________________

                                   SCHEDULE 1
                                   ----------

                                       to

                               Security Agreement



         Locations of Equipment:
         ----------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL             LEASE
-------------------------------------------------------------------------------------------------------------------------
LOCATION                    ADDRESS                                                        SQ/FT            END DATE
-------------------------------------------------------------------------------------------------------------------------
ARLINGTON                   2000 15TH STREET NORTH, ARLINGTON VA                               118,335     30-Jun-11
PLAZA
-------------------------------------------------------------------------------------------------------------------------
BALTIMORE                   7104 AMBASSADOR RD. SUITE 275, BALTIMORE MD                          3,346     31-Oct-01
-------------------------------------------------------------------------------------------------------------------------
BALTIMORE                   7102 AMBASSADOR RD, BALTIMORE MD                                     8,879     31-Oct-01
-------------------------------------------------------------------------------------------------------------------------
BREMERTON                   120 WASHINGTON AVE., SUITE 204, BREMERTON, WA                        2,743     31-Oct-01
-------------------------------------------------------------------------------------------------------------------------
DURHAM                      630 DAVIS DRIVE, SUITE 150, DURHAM NC                               10,327     31-Aug-04
-------------------------------------------------------------------------------------------------------------------------
FAIRLAKES                   4300 & 4350 FAIRLAKES COURT, FAIRFAX VA                            264,514     31-Dec-15
-------------------------------------------------------------------------------------------------------------------------
FAIRVIEW HEIGHTS            331 SALEM PLACE, SUITE 200, FAIRVIEW HEIGHTS IL                     10,063     30-Nov-01
-------------------------------------------------------------------------------------------------------------------------
HAMPTON                     328 DIDIGENCE DRIVE, NEWPORT NEWS, VA                                5,150     31-Dec-04
-------------------------------------------------------------------------------------------------------------------------
LEXINGTON PARK              22299 EXPLORATION DRIVE, SUITE 400, LEXINGTON PARK, MD              15,370     14-Jun-03
-------------------------------------------------------------------------------------------------------------------------
LINTHICUM                   939 ELKRIDGE LANDING RD., SUITE 195, LINTHICUM, MD                   4,060     31-Mar-03
-------------------------------------------------------------------------------------------------------------------------
NEW CARROLTON               8201 CORPORATE DRIVE, LANDOVER, MD                                   3,635     31-Mar-06
-------------------------------------------------------------------------------------------------------------------------
NEW YORK                    509 MADISON AVENUE, 10TH FLOOR, NEW YORK NY (SUBLEASED)              3,001     31-Jan-02
-------------------------------------------------------------------------------------------------------------------------
NEW YORK                    ONE STUEBEN PLACE, ALBANY NY                                           110     31-Jul-01
-------------------------------------------------------------------------------------------------------------------------
ROCKVILLE                   ONE CENTRAL PLAZA, 11300 ROCKVILLE PIKE, ROCKVILLE, MD              19,247     28-Feb-05
-------------------------------------------------------------------------------------------------------------------------
SAN ANTONIO                 1777 N.E. LOOP 410, SUITE 510, SAN ANTONIO, TX                      12,527     30-Sep-05
-------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                   2341 JEFFERSON ST, SUITE 200 SAN DIEGO, CA                           3,424     30-Nov-03
-------------------------------------------------------------------------------------------------------------------------
SKYLINE                     5203 LEESBURG PIKE, SUITE 200, FALLS CHURCH VA                      21,999     31-Dec-01
-------------------------------------------------------------------------------------------------------------------------
SKYLINE                     5205 LEESBURG PIKE, SUITE 1300, FALLS CHURCH VA                     16,503     31-Dec-01
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                               523,233
-------------------------------------------------------------------------------------------------------------------------



         Locations of Inventory:
         ----------------------

            Not Applicable

                                 Schedule 2.2(c)
                                 ---------------

         For each prepayment of the Term Loan, the Borrowers shall pay to the Lender a prepayment charge equal to the Economic Revenue Loss for such prepayment, calculated as set forth below.

         The "Economic Revenue Loss," which shall be calculated for each Prepaid
              ---------------------
Principal Balance, is the difference between the Original Treasury Rate minus the Current Treasury Rate, expressed in decimals, times the Prepaid Term times the Prepaid Principal Balance, discounted at the Current Treasury Rate to the date of prepayment or acceleration. The Economic Revenue Loss shall be determined by the Bank in good faith and the result, absent manifest error, shall be conclusive.

         If the Current Treasury Rate is equal to or greater than the Original Treasury Rate, there is no Economic Revenue Loss.

         The "Original Treasury Rate" is the bond equivalent interest rate per
              ----------------------
annum for a U.S. Treasury security as of the date on which the Term Loan was disbursed pursuant to the Prior Agreement and with a maturity equal to the term of the Term Loan.

         The "Current Treasury Rate" is the bond equivalent interest rate per
              ---------------------
annum for a U.S. Treasury security as of the date of prepayment or acceleration and with a maturity corresponding to the Remaining Term.

         The "Maturity Date" means the date on which the Term Loan matures.
              -------------

         A "Prepaid Principal Balance" is the amount of a principal balance of
            -------------------------
the Term Note that would be outstanding on each Scheduled Payment Date. For partial prepayments, the determination of each Prepaid Principal Balance shall be made in the inverse order of maturity, beginning with the Prepaid Principal Balance due on the Maturity Date. If more than one Prepaid Principal Balance will be prepaid at the same time, then the Economic Revenue Loss shall be the sum of the several Economic Revenue Loss calculations for each Prepaid Principal Balance.

         A "Prepaid Term" is the period beginning on the date of prepayment or
            ------------
acceleration and ending on the Scheduled Payment Date.

         The "Remaining Term" is the period beginning on the date of prepayment
              --------------
or acceleration and ending on the Maturity Date.

         A "Scheduled Payment Date" is a date on which any payment of principal
            ---------------------
or interest, or both, is due with respect to the Term Note.

                                  Schedule 4.10
                                  -------------


                                 Corporate Names


Not Applicable

                                  Schedule 4.12
                                  -------------


                               Material Contracts

Not Applicable

                                  Schedule 4.13
                                  -------------


                              Intellectual Property

Attached to Exhibit "D"